Subsequent Event	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Event

12. Subsequent Event

On March 7, 2017, the Company entered into the Fourth Amendment, which includes a limited waiver of any event of default that could have occurred due to the inclusion of the explanatory paragraph that describes conditions that raise substantial doubt about our ability to continue as a going concern in the report of the Company’s independent registered public accounting firm contained in the accompanying financial statements, in consideration for which we agreed to: (i) complete an equity financing in which the Company’s gross proceeds from the sale of equity securities is at least $30.0 million, no later than January 15, 2018, (ii) issue Capital Royalty Partners warrants to purchase an aggregate of 1,937,890 shares of our common stock at an exercise price equal to $2.35 per share, the closing price of our common stock on the NASDAQ Global Market on the date of the Fourth Amendment, (iii) increase our minimum cash balance requirement under the Term Loan Agreement from $2.0 million to $10.0 million, (iv) provide Capital Royalty Partners the same information we make available to our board of directors, subject to limited exceptions, and (v) not incur additional third party indebtedness secured solely by accounts receivable, inventory and cash. In addition, we agreed to increase the Back End Financing Fee to 5.0% of the entire aggregate principal amount of borrowings outstanding, including total PIK Loans issued, under the Term Loan Agreement, which is $81.1 million as of December 31, 2016. The Back End Financing Fee is payable at maturity of our loans and on the principal amount of any loans for which we make an optional prepayment, and may be payable in connection with asset sales not permitted under the Term Loan Agreement or in connection with a change of control. (See Note 5 “Term Loan Agreement”)